NATURE OF OPERATIONS	12 Months Ended
Dec. 31, 2025
Nature Of Operations
NATURE OF OPERATIONS

1.	NATURE OF OPERATIONS

Kolibri Global Energy Inc. (the “Company” or “KEI”), was incorporated under the Business Corporations Act (British Columbia) on May 6, 2008. KEI is a North American energy company focused on finding and exploiting energy projects in oil and gas. Through various subsidiaries, the Company owns and operates energy properties in the United States. The Company continues to utilize its technical and operational expertise to identify and acquire additional projects. The head office of the Company is located at Suite 220, 925 Broadbeck Drive, Thousand Oaks, CA USA 91320. The Company’s shares are traded on the Toronto Stock Exchange under the stock symbol KEI and on the NASDAQ under the stock symbol KGEI.

These consolidated financial statements were authorized for issuance by the Board of Directors on March 19, 2026.